SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     May 6, 1996



                       SOLA INTERNATIONAL INC.
       (Exact name of registrant as specified in its charter)

Delaware                            1-13606            94-3189941
(State or other jurisdiction  (Commission File Number) (IRS Employer
 of Incorporation)                                      Identification
                                                        Number)

2420 Sand Hill Road, Suite 200 Menlo Park, CA            94025
(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: (415) 324-6868


Exhibit Index is on page 4.

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ITEM 5.   OTHER EVENTS

     Sola International Inc., a Delaware corporation (the "Company"), has entered into a Purchase Agreement (the "Purchase Agreement") dated as of May 6, 1996, between the Company and American Optical Corporation ("AO") providing for the acquisition of substantially all of AO's worldwide ophthalmic business for cash consideration of $107,000,000 (together with the assumption of certain liabilities), subject to post closing adjustments.

          The foregoing description of the terms and provisions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, filed as Exhibit 2 to this report on Form 8-K and hereby incorporated by reference.

          The Company issued a press release on May 6, 1996, announcing the execution of the Purchase Agreement. The press release is incorporated by reference to Exhibit 99 to this report on Form 8-K

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:
               ---------

          See the Exhibit Index following the signature page of this Report, which is incorporated herein by reference.

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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SOLA INTERNATIONAL INC.



Date:  May 13, 1996            By:  /s/ John E. Heine
                                    -----------------
                                    John E. Heine
                                    President and Chief Executive Officer

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                       SOLA INTERNATIONAL INC.

                            EXHIBIT INDEX

                                 to

                       FORM 8-K CURRENT REPORT

                    Date of Report:  May 6, 1996



       Exhibit
       Number                                Description

          2                           Purchase Agreement between
                                      Sola International Inc.
                                      and American Optical
                                      Corporation, dated as of
                                      May 6, 1996.

         99                           Press Release issued on
                                      behalf of Sola
                                      International Inc.